UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 18, 2010
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska	68845-4915
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491

___________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 Results of Operations and Financial Condition

ITEM 8.01 Other Events

ITEM 9.01(d) Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 2.02.  Results of Operations and Financial Condition

On November 18, 2010, The Buckle, Inc. announced financial results for the fiscal quarter ended October 30, 2010. The full text of the press release is furnished as Exhibit 99.1 to this report.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

ITEM 8.01.  Other Events

On November 18, 2010, The Buckle, Inc. also announced that at a meeting of the Board of Directors, held on November 17, 2010, the Board authorized a $2.50 per share special one-time cash dividend to be paid to shareholders of record at the close of business on December 3, 2010, with a payment date of December 21, 2010.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d).  Exhibits

Exhibit 99.1       Press Release Dated November 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: November 18, 2010	By: /s/ KAREN B. RHOADS
Name: Karen B. Rhoads
Title: Vice President of Finance,
Treasurer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1       Press Release Dated November 18, 2010